EFFECTIVE AUGUST 23RD,
                                      2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  October 23, 2007
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                          Tupperware Brands Corporation
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             (Exact name of registrant as specified in its charter)


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          Delaware                      1-11657                  36-4062333

                     P. O. Box 2353, Orlando, Florida       32802
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               (Address of principal executive offices)  (Zip Code)

 Registrant's telephone number, including area code   407-826-5050
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

This information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SECRelease No. 33-8400. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 23, 2007, Tupperware Brands Corporation issued an earnings release. A copy of the release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1      Press release of Tupperware  Brands  Corporation dated October
                  23, 2007

                  Tupperware Brands Reports Third Quarter Profit Significantly Higher in All Segments on 15 Percent Sales Increase

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Tupperware Brands Corporation
                                                 (Registrant)

Date:  October 23, 2007                          By:/s Michael S. Poteshman

                                                 Michael S. Poteshman
                                                 Executive Vice President and
                                                 Chief Financial Officer